UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2004

                              IMMUNICON CORPORATION
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               (Exact name of registrant specified in its charter)

           Delaware                       000-50677             23-2269490
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(State or other jurisdiction of          (Commission         (I.R.S. Employer
        incorporation)                   File Number)       Identification No.)

3401 Masons Mill Rd., Suite 100, Huntingdon Valley, Pennsylvania        19006
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            (Address of principal executive offices)                  (Zip Code)

Registrant's telephone, including area code: (215) 830-0777

                                 Not applicable.
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         (Former name and former address, if changed since last report)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a current valid OMB control number.


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Item 8.01 Other Items

      On September 27, 2004, Immunicon Corporation ("Immunicon") issued a press release announcing that that it has shipped two CellTracks(R) AutoPrep Systems and two CellSpotter(R) Analyzers to OCD K.K., a Johnson & Johnson {NYSE: JNJ} company, in Japan.

A copy of Immunicon's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

      The information in this Current Report on Form 8-K, including the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Exhibits

      (c)   Exhibits.

                  99.1 - Press release dated September 27, 2004


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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       IMMUNICON CORPORATION

Date: September 27, 2004               By: /s/ JAMES G. MURPHY
                                       -----------------------------------------
                                       Name: James G. Murphy
                                       Title: Senior Vice President, Finance and
                                              Administration and Chief Financial
                                              Officer


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                                  EXHIBIT INDEX

Exhibit Number    Document
--------------    --------

99.1              Press release dated September 27, 2004.